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                                                                   EXHIBIT 10.65

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                 TARGET MARKETING CONCEPTS ON THE LEADING EDGE

     HCMI, a communications and management company, will identify and develop profitable "niche" or "target market" products for the rapidly changing media and financial services industries. Principal among these ideas are advertising-supported, high quality talk radio programming for budget-conscious station operators; demographically targeted editorial/advertising supplements for newspaper publishers; and novel financial products intended to respond to specific market needs. The Company believes these target marketing concepts position HCMI on the leading edge for the 21st century.

TALK RADIO

     Radio, with $11.5 billion in advertising in 1995, is undergoing dramatic change.

     AM stations have suffered in recent years as young audiences migrated to the superior fidelity offered on FM. Talk Radio has been the only programming format on AM stations to consistently perform profitably.

                                    [PHOTO]
                             RADIO HOST MIKE FOUDY

     HCMI's ATB Productions, L.L.C. will develop, produce, and market, via syndication, programming designed to meet the expanding and varied needs of local AM broadcasters for thoughtful, bias-free news and information content.

NEWSPAPER SUPPLEMENTS

     Today, lucrative demographic market segments are often difficult and expensive for advertisers to reach effectively.

                                    [PHOTO]
                              A MAGAZINE FOR TEENS

     The American teens market is one such attractive segment. Teens spend $60 billion a year and influence more than $160 billion in purchases, according to ADWeek's Guide to Media, 1995, and a 1992 study by Find/SVP.

     Advertisers prize, but have limited ability to impact, this market cost effectively. HCMI is developing a magazine for teens which will cost-effectively bring teen-oriented information and name brand advertising to young people across America.

FINANCIAL PRODUCTS

     Using the same niche or target marketing approach, HCMI will assist Alvery Bartlett Fund Management Co. in developing a series of specialized financial products designed to broaden market penetration.

     Currently under development is the All Seasons Opportunity Fund, a private investment company.

                                    [PHOTO]
                                ALVARY BARTLETT

     Other funds to be developed are the All City Trust family of equity mutual funds, focused on metropolitan areas; and an inflation index fund.

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     INNOVATION      //      CREATIVITY      //      EXPERIENCE             HCMI
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A MAGAZINE FOR TEENS --

        AN INNOVATIVE, UNIQUE CONCEPT TO REACH THE CRITICAL TEEN MARKET


                                    [PHOTO]
                  SAMPLE COVER FROM SUCCESSFUL MARKET TEST.


     There are nearly 40 million teens in America. While electronic means, such as MTV, reach many teens, there has never been one national print publication to effectively reach this large and lucrative audience.


                                    [PHOTO]
            WEEKLY EDITIONS WILL BE ELECTRONICALLY TRANSMITTED TO
                      LOCAL NEWSPAPERS FOR DISTRIBUTION.


     HCMI's magazine for teens will be an up-tempo publication with sports, fashions, entertainment and other features geared to today's teen lifestyle and interests.

     The teen magazine will be a potentially wider reaching and more interactive medium than any existing high school student-oriented publication or TV/cable programming. It will offer advertising coupons empowering teens to save on their favorite brands.

     National advertisers to be targeted are companies such as Coca Cola, Blockbuster, Taco Bell, Pepsi, Levi's. McDonald's and others which recognize the value of establishing early customer loyalty.


                                    [PHOTO]
            GERALD GARCIA, HCMI'S PRESIDENT, IMPLEMENTED THE FIRST
                SUCCESSFUL TEST OF THE TEEN MAGAZINE CONCEPT.


     Distributed by existing newspapers and organizations, HCMI believes this approach will enable the magazine to estalish readership quickly.

     While the publication will be created at HCMI's national headquarters and feature national advertising, subscribing newspapers can add local editorial content and advertising, making it an even more financially lucrative product.

     HCMI believes its design, content and national brand coupons will make its teen magazine a publication that America's youth will look forward to receiving every week.

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                                  TALK RADIO!
                  INFORMATIVE. ENLIGHTENING. ENTERTAINING.

                                    [LOGO]

     Nationally syndicated talk show programs are among the most listened to programs in America, especially in medium and small markets.

     ATB Productions, L.L.C. (ATB) currently produces six shows, with one other program under development. Heartland Radio Network (HRN) is marketing these shows to more than 140 radio stations across the country and to potential advertisers. By July, 1997, HRN intends to market more than 75 hours of weekday/weekend programming per week.

     HRN has entered into agreements with several widely listened to nationally syndicated talk shows and a talk radio network to market their availabilities.

     By combining buys in several program areas, HRN intends to create marketing opportunities for national advertisers with minimum audience-coverage requirements and to make other talk shows more financially viable by delivering advertising, building audience size and generating audience visibility. HRN also will place appropriate advertising in targeted local talk shows in major markets to assure appropriate coverage.

                                    [PHOTO]
        AMERICA THE BEAUTIFUL HOST MIKE FOUDY ON THE AIR WITH PRODUCER
                      BRAD NIEMCEK AND GUEST DURGA POKHREL.

                                    [PHOTO]
                                  MIKE FOUDY
                          AMERICA THE BEAUTIFUL HOST.

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SHOWS ON THE AIR:

AMERICA THE BEAUTIFUL -- MIKE FOUDY, HOST. Talks about people and ideas that make America great and offers free market solutions to problems that threaten that greatness. ATB is carried to 24% of the nation in 35 cities across the country to an audience that is predominantly male, 35+, upscale, suburban/rural and politically independent.

[PHOTO]

RODHAM RADIO -- HUGH RODHAM, HOST. Brings a progressive view of the American political system as well as entertainment news, sports and media commentary to 29 markets in the U.S.A. and an audience that is equally male and female, 30+ and economically upscale.

[PHOTO]

THE DOUG CASEY SHOW -- DOUG CASEY, HOST. Addresses national, international, political and financial issues from a free market perspective in 45 markets across the nation.

[PHOTO]

SYNERGY -- ROBBIE PATTERSON, HOST. Features authors and innovators who help listeners in 70 markets and over the Internet learn more about themselves, their health, balance and fulfillment.

[PHOTO]

THE TRAVEL SHOW -- LARRY GELWIX & DANNY KRAMER, HOSTS. Provides consummer-oriented information on recommended destinations, informative interviews with travel experts and listener call-in and participation in more than 50 markets.

[PHOTO]

THE END OF THE LINE -- JEFF RENSE, HOST. Explores breaking stories not fully reported on the national news and interviews guest in politics, health and alternative/environmental medicine, on 88 affiliates.

[PHOTO]

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                                    [PHOTO]
            SAMPLE OF AN ALL CITY FUND CURRENTLY UNDER DEVELOPMENT.

                               ALVERY BARTLETT
                             FUND MANAGEMENT CO.

     The Alvery Bartlett Fund Management Co. (ABFM), a Delaware corporation, is owned by Mr. Bartlett, who has 27 years of experience in the securities industry, and 11 other investors. ABFM will operate as an investment and commodity trading adviser for:

     The ALL SEASONS OPPORTUNITY FUND, a private investment company;

     An ALL CITY TRUST FAMILY OF EQUITY MUTUAL FUNDS, creating funds in separate cities and investing 65% of each fund's assets in companies headquartered or with strong representation in that city; and

     An INFLATION INDEX FUND, investing across the commodities spectrum and seeking sustainable profit, which for any given period of time, exceeds the national rate of inflation.

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                                OTHER CONCEPTS

- - ACQUISITIONS
     HCMI has devised a growth strategy that blends development of already existing operations and/or operational plans with carefuly selected media industry acquistions. The combination of internal growth and strategic acquisitions can result in a collection of operations with individual profit potential but a portfolio of media opportunities whose synergy is of special appeal to advertisers. Acquisition candidates may include radio programs, program networks or their production and satellite transmission infrastructures. They may also include targeted newspapers.

- - MANAGEMENT
     The Company believes its Management and Marketing Services will be an expanding component in the future. As the Company grows its marketing of radio programs and print products, personnel hired because those venues (or brought into the Company through acquisitions) will complement its existing personnel and give the Company added strength in its talent pool. That talent can then provide synergistic and targeted opportunities to the Company's core businesses and the cross-marketing concepts across local media.

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           HCMI   SPECIALITY COMMUNICATIONS FOR THE 21ST CENTURY

     For information on investing in HCMI and a copy of our prospectus, please fill in this card and mail to: Financial West Group, 600 Hampshire Road, Suite 200, West Lake Village, CA 91361

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